UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2006

HANCOCK FABRICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1 - 9482	64-0740905
(State or other jurisdiction	(Commission	(I. R. S. Employer
of incorporation)	File Number)	Identification No.)

    One Fashion Way, Baldwyn, MS                                          38824
(Address of Principal Executive Offices)                                     (Zip Code)

Registrant's telephone number, including area code: (662) 365-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Section 303A of the New York Stock Exchange ("NYSE") Listed Company Manual requires Hancock Fabrics, Inc. (the "Company") to make certain corporate governance disclosures in its annual proxy statement or, if the Company does not file a proxy statement, in its Annual Report on Form 10-K. As a result of the delay in the filing with the Securities and Exchange Commission ("SEC") of the Company’s Annual Report on Form 10-K for the fiscal year ended January 28, 2006 and the fact that the Company did not hold an annual meeting of stockholders in 2006 and therefore did not file an annual proxy statement during 2006, the Company has not made these required corporate governance disclosures. Based upon discussions with the NYSE, the Company is providing the required corporate governance disclosures through the filing of this Current Report on Form 8-K.  In addition, the Company intends to provide the disclosures set forth below in its next annual proxy statement.

Section 303A of the NYSE Listed Company Manual requires NYSE-listed companies to make the following disclosures:

•
disclose that the board of directors has evaluated each director’s relationship with the Company, whether the board has adopted categorical standards of independence, and its determination as to the independence of each director;

•
disclose any contributions made by the Company to any tax exempt organization in which any independent director serves as an executive officer if, within the preceding three years, contributions in any single fiscal year from the Company to the organization exceeded the greater of $1 million or 2% of such tax exempt organization’s consolidated gross revenues;

•	identify the non-management director who presides at all regularly scheduled executive sessions of the non-management members of the board of directors;
•	disclose a method by which interested parties may communicate directly with the presiding director or the non-management directors as a group;
•
disclose the availability of the Company’s corporate governance guidelines, code of business conduct and ethics and charters for the Company's audit, compensation and corporate governance committees on its website and in print upon stockholder request;

•
disclose whether the Company or any individual member of the Company's audit committee is relying on an exemption provided by Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

•	disclose whether an audit committee member serves on the audit committees of more than three public companies; and
•	disclose that the Company’s chief executive officer ("CEO") has certified to the NYSE that he or she is not aware of any violation of the NYSE corporate governance listing standards by the Company.

Director Independence

The Board of Directors has reviewed the relationships between the Company and each of its directors and has determined that all of the directors, other than Jane F. Aggers, the Company’s President and CEO, are "independent" as defined in the Listing Standards of the NYSE. The Board of Directors has affirmatively determined that no director, other than Ms. Aggers, has a material relationship with the Company. In making this determination, the Board has broadly considered all relevant facts and circumstances. In addition, the Board has adopted the following categorical independence standards for determining the independence of directors. The standards reflect the specific independence requirements of the NYSE and are also available on the Company’s website at www.hancockfabrics.com under the "Investor Relations — Corporate Governance" link.

For the purposes of these standards, the term "immediate family member" has the meaning given in the Listing Standards of the NYSE. A director will not be considered independent if:

•	The director is, or has been within the last three years, employed by the Company;
•	An immediate family member of the director is, or has been within the last three years, an executive officer of the Company;
•
The director or an immediate family member of the director received, during any twelve-month period within the last three years, direct compensation from the Company exceeding $100,000, other than directors’ fees or pension or other forms of deferred compensation that are not contingent upon continued service;

•
(A) The director or an immediate family member of the director is a current partner of a firm that is the Company’s internal or external auditor; (B) the director is a current employee of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or (D) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company’s audit within that time;

•
The director or an immediate family member of the director is, or has been within the last three years, employed as an executive officer of another company where any of Hancock’s present executives serve on that company’s compensation committee;

•
The director is a current employee of a company that made payments to, or received payments from, Hancock for property or services in an amount which, in any of the last three fiscal years, exceeded the greater of $1 million or 2% of such other company’s consolidated gross revenues;

•
An immediate family member of the director is a current executive officer of a company that made payments to, or received payments from, Hancock for property or services in an amount which, in any of the last three fiscal years, exceeded the greater of $1 million or 2% of such other company’s consolidated gross revenues;

•
The Company made contributions to any charitable organization in which a director served as an executive officer and contributions in any single fiscal year exceeded the greater of $1 million or 2% of such charitable organization’s gross revenues.

With respect to any relationship that is not covered by the categorical independence standards, the members of the Board who satisfy the requirements of those standards will make a determination, based on all relevant facts and circumstances, as to whether or not the relationship is material, and therefore whether the director who has the relationship will be considered independent. The Company will disclose and explain the basis for any determination that such a relationship is not material in its next proxy statement. In addition, the Company will disclose and explain the basis for any determination of independence for a director who does not satisfy the categorical independence standards.

Contributions to Tax Exempt Organizations

The Company has made no contributions to tax exempt organizations in which any independent director served as an executive officer during the preceding three years.

Presiding Director for Executive Sessions of Non-Management Directors

On January 31, 2005, Wellford L. Sanders, Jr. was appointed as Non-Executive Chairman of the Board and presides over executive sessions of the Board.

Communications with Directors

Interested party communications with the Board of Directors as a group, the non-management directors as a group, the Non-Executive Chairman of the Board or any individual director should be addressed to "Hancock - Director Communications," P.O. Box 1718, Oxford, MS 38655.

Corporate Governance Guidelines, Code of Business Conduct and Ethics and Committee Charters

The Company’s internet address is www.hancockfabrics.com. The Company’s Corporate Governance Guidelines, Code of Business Conduct and Ethics for all employees and directors (including the Code of Business Conduct and Ethics for our Chief Executive Officer and Senior Financial Officers), Audit Committee Charter, Corporate Governance and Nominating Committee Charter, and Management Review and Compensation Committee Charter are available free of charge on the Company’s website. In addition, the Company will provide copies of these documents free of charge upon request. The Company intends to provide disclosures regarding amendments to or waivers of a provision of its Code of Business Conduct and Ethics by disclosing such information on its website within four business days following the amendment or waiver.

Rule 10A-3 Exemptions

Neither the Company nor any member of the Company's audit committee is relying on an exemption provided by Rule 10A-3 of the Exchange Act.

Audit Committee Member’s Service to Other Public Companies

No member of the Company’s Audit Committee serves on the audit committees of more than three (3) public companies as of December 29, 2006.

NYSE Certifications

The Company's CEO filed a Section 303A.12 (a) CEO Certification with the NYSE dated June 9, 2005. The CEO Certification attested that the CEO was not aware of any violations by the Company of the NYSE’s Corporate Governance Listing Standards.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HANCOCK FABRICS, INC.
(Registrant)

By: /s/ Bruce D. Smith
Name:	Bruce D. Smith
Title:	Executive Vice President & Chief Financial Officer (Principal Financial and Accounting Officer)

Date: January 3, 2007